Exhibit 99.1

MCEWEN MINING BLACK FOX EXPLORATION NEWS

TORONTO, July 25, 2018 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) reports additional encouraging exploration results from its ongoing $15 million exploration program at the Black Fox Complex near Timmins, Ontario, Canada.

McEwen’s 2018 exploration goals are to grow known deposits and make new discoveries to contribute to near-term gold production. During Q2 a total of 129,000 ft (39,300 meters (m)) of surface exploration drilling was completed at Black Fox Complex, for a year-to-date total of 220,000 ft (66,900 m).

“Our drilling continues to deliver very encouraging results, particularly from the three project areas highlighted in this release: Stock East, Froome and Gibson. Continued drilling success reinforces our view about the strong exploration potential of both the Black Fox and Stock properties,” stated Sylvain Guerard, Senior Vice-President Exploration.

Three of our exploration targets are covered in this release: Stock East, Froome and Gibson. Underground delineation drilling intercepts from Black Fox are also included, along with a revised Black Fox Mine resource estimate, which eliminates the Inferred resource category and increases the Indicated ounces and grade.

Stock East

The Stock Mine property covers a 4 mile (6.5 km) section of the Destor-Porcupine fault, and produced 137,000 gold ounces at a grade of 5.5 g/t between 1989 and 2005. Our winter drilling program was designed to follow-up on historical intersections and geophysical targets; it returned better than expected results at the Stock East target and prompted an expanded 66,000 ft (20,000 m) drilling program beginning in early June. Three drill rigs are currently active and will infill the Stock East target, test the depth extension of the Stock Mine below 500 m, and attempt to join mineralization at Stock East with the historical Stock Mine over a 2,000 m long trend (see Figure 1).

Stock East has a strike length of approximately 500 m and extends vertically from surface to a depth of at least 450 m.   Its proximity to our mill facility makes Stock’s potential for an open-pittable deposit a particularly attractive target.

Significant drill intersections include:

Hole	From (m)	To (m)	Length (m)	TW (m)	Au (g/t)
S18-08	375.80	388.00	12.20	9.90	3.39
Including	375.80	376.80	1.00	0.81	9.51
S18-14	203.45	207.60	4.15	3.72	2.30
S18-16A	236.60	243.00	6.40	5.39	1.83
And	253.10	265.00	11.90	10.02	1.53
S18-18	226.00	234.00	8.00	5.43	1.60
S18-19	143.00	160.90	17.90	16.46	2.62
Including	150.00	159.00	9.00	8.28	3.89
S18-20	157.00	158.00	1.00	0.92	7.19
And	170.32	177.00	6.68	6.14	2.08

*TW = True Width (mathematically calculated based on current interpretation)

McEwen Mining Inc.

Froome

The Froome deposit is located 2,800 ft (850 m) to the West of the Black Fox open pit. It was discovered in 2014 and has a current Indicated resource of 159,000 gold ounces at a grade of 5.26 g/t.

Drilling at Froome during Q2 has identified a mineralized structure in the footwall, approximately 150 m North of the Main Froome Deposit (see Figure 2). The gold-bearing trend hosts clusters of positive drill intersections at Froome Northwest, North and Southeast that may lead to the definition of additional zones of mineralization proximal to the Froome Deposit. In addition, new drill intersections below the Froome Deposit suggest some incremental resource expansion potential. The potential to develop underground access to the Froome Deposit through mineralization in the footwall could provide a major enhancement to the project’s economics and will be evaluated once drilling to better define the zones is complete.

Footwall drilling highlights include the following intersections:

19.42 g/t gold over 2.5 m, including 52.7 g/t gold over 0.83 m at the Footwall NW area;

7.97 g/t gold over 5.99 m at the Footwall North area; and

7.91 g/t gold over 3.12 m, including 13.9 g/t gold over 1.56 m at the Footwall SE area.

Drilling down-dip of the Froome Deposit encountered 4.04 g/t gold over 7 m, suggesting the mineralization continues at depth. Drilling at Froome will continue in Q3 to follow up on these results.

Significant Froome drill intersections include:

Hole	Zone	From (m)	To (m)	Length (m)	TW (m)	Au (g/t)
18BF-663	Footwall SE	58.00	62.00	4.00	3.12	7.91
Including		58.00	60.00	2.00	1.56	13.90
18PR-G234	Footwall N	51.20	53.60	2.40	2.11	5.70
18PR-G239	Footwall NW	325.00	328.00	3.00	2.47	8.05
18PR-G243	Footwall NW	88.00	91.00	3.00	2.50	19.42
Including		88.00	89.00	1.00	0.83	52.70
And		97.00	119.00	22.00	18.16	1.86
Including		113.00	118.00	5.00	4.13	3.97
18PR-G245	Footwall NW	198.8	200.00	1.20	0.99	12.92
18PR-G247	Footwall NW	67.00	79.00	12.00	10.02	1.28
18PR-G248	Footwall NW	300.20	302.00	1.80	1.45	9.61
18PR-G256	Footwall N	60.00	65.00	5.00	4.28	3.65
Including		63.60	64.00	0.40	0.34	33.40
And		71.00	78.00	7.00	5.99	7.97
Including		71.00	74.00	3.00	2.57	17.51
18PR-G258A	Main	341.00	349.00	8.00	7.00	4.04
18PR-G259	Footwall N	83.00	86.00	3.00	2.60	9.46
Including		84.00	85.00	1.00	0.87	17.55
18PR-G262	Main	129.00	132.00	3.00	2.61	3.83

Gibson

The Gibson exploration target area is adjacent the Grey Fox Deposit, where Indicated resources of 465,000 gold ounces at a grade of 6.64 g/t, and Inferred resources of 100,000 gold ounces at 6.83 g/t are currently defined.

The present dimensions of the Gibson Zone mineralization are approximately 100 m in length along strike and 400 m depth from near surface. Additional drilling is underway to better define the extent and orientation of the mineralization.

Hole 18GF-1079 returned 3.11 g/t gold over 34 m (core length), including 10.81 g/t gold over 6 m, from a new style of breccia mineralization identified at the Gibson area. This new intersection suggests the potential for extension of the mineralization to a 500 m depth below surface. Drilling will continue in Q3 to further assess the potential depth extension.

Significant Gibson drill intersections include:

Hole	From (m)	To (m)	Length (m)	TW (m)	Au (g/t)
18GF-1063	565.00	568.00	3.00	2.49	5.84
18GF-1064	371.45	373.00	1.55	1.28	10.12
18GF-1066	112.00	116.00	4.00	3.64	4.57
18GF-1079	520.00	554.00	34.00	*	3.11
Including	521.00	527.00	6.00	*	10.81
18GF-1080	492.00	501.00	9.00	7.71	5.96
Including	499.00	501.00	2.00	1.71	17.55
18GF-1094	29.00	37.00	8.00	6.37	4.26
Including	34.00	37.00	3.00	2.39	7.58

 * True width unknown

Black Fox Underground

During Q2 a significant portion of the underground drilling was dedicated to confirming and expanding known mineralized trends that are located close to current workings and that could be brought into production quickly. Definition drilling to the east of 560 Central Zone (CZ) has extended the east sill nearly 30 m. Drill intercepts have recently been confirmed with high grade chip samples that were taken across development faces, including: 27.65 g/t gold over 3.4 m and 90.22 g/t gold over 3.3 m.

Central Zone drilling highlights include:

Hole	From (m)	To (m)	Length (m)	TW (m)	Au (g/t)
560-F098-05*	77.00	85.10	8.10	6.12	27.76
560-F098-14	63.00	70.00	7.00	4.90	12.72

 * Previously disclosed

Infill drilling targeting the 780 to 820-meter levels of the Deep Central Zone (DCZ) was designed to aid in future development and production planning and has returned high grade intercepts, showing the impressive nature and continuity of the DCZ at depth.

Deep Central Zone drilling highlights include:

Hole	From (m)	To (m)	Length (m)	TW (m)	Au (g/t)
800-F302-13	64.22	73.00	8.78	7.52	44.41
800-F302-15	66.00	68.67	2.67	2.43	141.19
800-F302-16	52.00	61.00	9.00	7.63	43.45
800-F302-18	60.00	63.19	3.19	2.72	47.86

Underground mining and exploration efforts in Q3 will be dedicated to: 1) Conversion of ounces from the resource to the reserve category, and 2) Development of an exploration drift to provide additional drill platforms to test the depth extension of the mine that remains open.

Resource Update

An updated mineral resource estimate for Black Fox Mine with an effective date of March 31, 2018 was completed by SRK Consulting (Canada) Inc. The resource update reflects improved modeling of underground voids, and additional definition and delineation drilling. SRK’s methodology applied to the current resource remained consistent with that used in 2017. The tables (i-iii) below summarize the current resource estimates for the Black Fox Complex.

The next update of the Black Fox Complex resource estimates is planned at the end of the year, and will be published early in 2019 along with the revised and restated mineral reserve estimate.

Table i: Mineral Resource Statement, Black Fox Mine, SRK Consulting (Canada) Inc., March 31, 2018

Classification		Cut-off Grade Gold (g/t)	Quantity (‘000 t)	Grade Gold (g/t)	Contained Gold (‘000 oz)
Indicated Mineral Resource
Underground	Black Fox	3.00	2,268	7.90	576
Total Indicated			2,268	7.90	576

Table ii: Mineral Resource Statement, Froome and Grey Fox, SRK Consulting (Canada) Inc., October 31, 2017

Classification		Cut-off Grade Gold (g/t)	Quantity (‘000 t)	Grade Gold (g/t)	Contained Gold (‘000 oz)
Indicated Mineral Resource
Underground	Froome	3.20	941	5.26	159
	Grey Fox	3.60	2,177	6.64	465
Total Indicated			3,118	6.22	624
Inferred Mineral Resource
Underground	Froome	3.20	125	4.70	19
	Grey Fox	3.60	453	6.83	100
Total Inferred			578	6.37	119

Table iii: Tamarack Mineral Resource Estimate, SRK Consulting (Canada) Inc., March 31, 2018

	Cut-off		Grade					Contained Metal
Classification	grade Au Eq (g/t)	Quantity Tonnes (000s)	Gold (g/t)	Silver (g/t)	Lead %	Zinc %	Au Eq (g/t)	Gold Ounces (000s)	Silver Ounces (000s)	Lead Tonnes (000s)	Zinc Tonnes (000s)	Au Eq Ounces (000s)
Total Indicated Resource	3.00	778	1.83	26	1.08	3.29	5.08	46	663	8	26	127

•        Mineral resources are not mineral reserves and do not have demonstrated economic viability. All figures rounded to reflect the relative accuracy of the estimates. Composites were capped where appropriate. Mineral resources reported at variable cut-off grades as indicated, assuming an underground extraction scenario, a gold price of US$1,500/oz (Black Fox, Froome, and Grey Fox) or for Tamarack: US$1,200/oz Au, US$17.00/oz Ag, US$1.00/lb Pb, and US$1.20/lb Zn, C$:US$ exchange rate of 1.25; and metallurgical gold recoveries of 96% for Black Fox, 90% for Froome and 80% for Grey Fox.

Figure 1 — Stock Exploration Drilling (Click to download .PDF):

http://mcewenmining.com/files/doc_news/archive/20180724_bf/figure_1_mux_jul_24_stock.pdf

Figure 2 — Froome Exploration Drilling (Click to download .PDF):

http://mcewenmining.com/files/doc_news/archive/20180724_bf/figure_2_mux_july_24_froome.pdf

Figure 3 — Gibson Exploration Drilling (Click to download .PDF):

http://mcewenmining.com/files/doc_news/archive/20180724_bf/figure_3_mux_july_24_gibson.pdf

Table 1 — All Drilling (Click to download .XLS):

http://mcewenmining.com/files/doc_news/archive/20180724_bf/table_1_muxjuly_24_black_fox_au_composites.xlsx

ABOUT MCEWEN MINING

McEwen’s goal is to qualify for inclusion in the S&P 500 Index by creating a profitable gold and silver producer. McEwen’s principal assets consist of: the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo Gold mine in Mexico; the Black Fox mine in Timmins, Canada; the Gold Bar mine in Nevada that is currently under construction; and the large Los Azules copper project in Argentina that is advancing towards permitting.

McEwen has a total of 337 million shares outstanding. Rob McEwen, Chairman and Chief Owner, owns 24% of McEwen.

QUALIFIED PERSON

Technical information pertaining to geology and exploration contained in this news release has been prepared under the supervision of Ken Tylee, P.Geo. Mr. Tylee is a “qualified person” within the meaning of NI 43-101.

The mineral resource estimates were prepared by Dr. Aleksandr Mitrofanov, P Geo, who is a “qualified person” within the meaning of National Instrument 43-101 (“NI 43-101”). Dr. Mitrofanov is an employee of SRK Consulting, (Canada) Ltd and is considered to be “independent” of McEwen for the purposes of NI 43-101.

TECHNICAL INFORMATION

Black Fox Complex drilling was conducted by Forage Asinii Drilling, Boart-Longyear, Major Drilling, NPLH and Norex Drilling and supervised by McEwen’s Geology Department. All exploration drill core samples at the Black Fox Complex were submitted as 1/2 core. Analyses reported herein were performed by the independent laboratories:  ALS Laboratories, which is ISO 9001/IEC17025 certified, Activation Labs, which is ISO 9001/IEC17025 certified, and SGS Canada Laboratories, which is ISO9001/IEC17025 certified. Samples from definition and select delineation drilling, and development sampling completed within the Black Fox mine are assayed at McEwen’s onsite laboratory. McEwen’s quality control program includes systematic insertion of blanks, standard reference material and duplicates to ensure laboratory accuracy.

To determine the lengths of significant mineralized intervals, the following composite criteria was established: a minimum reportable interval length of 3 m was determined by establishing a cut-off grade of 3g/t Au for underground (1 g/t Au for near surface). A consecutive maximum length of 3 m of internal waste, including sub cut-off grade material, is allowed and incorporated into the reported composites.  Where an interval of less than 3 m is considered, if the grade x length calculation is greater than 9 (3 for surface), it may be reported. There is no top cutting or capping of assays.

For further details about the Black Fox Complex project including Tamarack, please see our recent NI 43-101 technical report titled “Technical Report for the Black Fox Complex, Canada” dated April 6th, 2018 with an effective date of October 31st, 2017 available on SEDAR (www.sedar.com) under our issuer profile.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results including, but not limited to, the closing of the Offering and the use of proceeds thereof. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks related to fluctuations in mine production rates, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. The Company’s dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

CONTACT INFORMATION:

Mihaela Iancu Investor Relations (647)-258-0395 ext 320 info@mcewenmining.com	Website: www.mcewenmining.com Facebook: facebook.com/mcewenrob Twitter: twitter.com/mcewenmining	150 King Street West Suite 2800, P.O. Box 24 Toronto, Ontario, Canada M5H 1J9 (866)-441-0690